    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

                              WARBURG PINCUS FUNDS

Effective March 26, 2001, the Warburg Pincus family of funds will be renamed the "Credit Suisse Warburg Pincus" family of funds and each fund's name will be changed to reflect this new designation. These name changes will identify the funds with Credit Suisse Asset Management, LLC, each fund's investment adviser. You can find information about the funds' net asset values in The Wall Street Journal each business day under the headings "CS Warburg Pincus". For prices on fund common shares the listing will read "CS Warburg Pincus Com", and for advisor shares, "CS Warburg Pincus ADV".

Dated: March 26, 2001